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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1999, PROVIDING FOR THE ISSUANCE OF
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC3)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)
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           Delaware                   333-72647             13-3439681
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(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)

         390 Greenwich Street, Fourth Floor
         New York, New York                                        10013
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On June 29, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-NC3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer"), Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $315,122,916.03 as of June 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 25, 1999 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century Mortgage Corporation, and NC Capital Corporation. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated June 25, 1999 between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                         Initial Certificate
Class                      Principal Balance         Pass-through Rate
-----                      -----------------         -----------------
A                          $237,129,000.00           Variable
M-1                        $30,725,000.00            Variable
M-2                        $14,968,000.00            Variable
M-3                        $18,120,000.00            Variable
CE                         $14,180,816.03            Variable
P                          $100                      Variable
R-I                        100%                       N/A


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                                       -3-



R-II                       100 %                      N/A
R-III                      100%                       N/A


                  The Certificates, other than the Class CE Certificates, Class P Certificates, the Class R-I Certificates, the Class R-II Certificates and the R-III Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 23, 1999, and the Prospectus Supplement, dated June 25, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, Class R-II Certificates and Class R-III have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  Exhibit No.               Description
                  -----------               -----------

                      4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank
                                            Milwaukee, N.A. as Trustee and U.S.
                                            Bank National Association as Trust
                                            Administrator, relating to the
                                            Series 1999-NC3 Certificates.




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                                       -5-


                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 29, 1999

                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.


                                        /s/ Matthew R. Bollo
                                        -----------------------------------
                                            Matthew R. Bollo
                                            Assistant Vice President



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                       Index To Exhibits
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                                                                Sequentially
Exhibit No.                          Description                Numbered Page
-----------                          -----------                -------------
    4.1      Pooling and Servicing Agreement, dated as of          7
             June 1, 1999, by and among Salomon Brothers
             Mortgage Securities VII, Inc. as Depositor, New
             Century Mortgage Corporation as Master
             Servicer, Firstar Bank Milwaukee, N.A. as
             Trustee and U.S. Bank National Association as
             Trust Administrator, relating to the Series 1999-
             NC3 Certificates.



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                                   Exhibit 4.1